                                                                     Exhibit 3.2
                                                                     -----------





                                  CURIS, INC.
                             AMENDED AND RESTATED

                                    BY-LAWS

                                                                     Exhibit 3.2
                                                                     -----------


                               TABLE OF CONTENTS

                                                                                Page

Section 1.  Certificate of Incorporation and By-Laws                             1
            ---------------------------------------
      1.1.  Conflicts                                                            1
            ---------
      1.2.  References                                                           1
            ----------
Section 2.  Offices                                                              1
            -------
      2.1.  Registered Office.                                                   1
            -----------------
      2.2.  Other Offices                                                        1
            -------------
Section 3.  Stockholders                                                         1
            ------------
      3.1.  Location of Meetings                                                 1
            --------------------
      3.2.  Annual Meeting                                                       1
            --------------
      3.3.  Special Meeting in Place of Annual Meeting                           1
            ------------------------------------------
      3.4.  Notice of Annual Meeting                                             2
            ------------------------
      3.5.  Other Special Meetings                                               2
            ----------------------
      3.6.  Notice of Special Meeting                                            2
            -------------------------
      3.7.  Stockholder List                                                     2
            ----------------
      3.8.  Quorum of Stockholders                                               2
            ----------------------
      3.9.  Adjournment                                                          2
            -----------
      3.10. Proxy Representation                                                 3
            --------------------
      3.11. Inspectors                                                           3
            ----------
      3.12. Action by Vote                                                       3
            --------------
      3.13. Nomination of Directors                                              4
            -----------------------
      3.14. Notice of Business at Annual Meetings                                4
            -------------------------------------
      3.15. Organization                                                         6
            ------------
Section 4.  Directors                                                            6
            ---------
      4.1.  Powers                                                               6
            ------
      4.2.  Number                                                               6
            ------
      4.3.  Vacancies                                                            6
            ---------
      4.4.  Classes of Directors                                                 6
            --------------------
      4.5.  Terms of Office                                                      6
            ---------------
      4.6.  Allocation of Directors                                              7
            -----------------------
      4.7.  Committees                                                           7
            ----------
      4.8.  Regular Meetings                                                     7
            ----------------
      4.9.  Special Meetings                                                     7
            ----------------
      4.10. Notice                                                               7
            ------
      4.11. Quorum                                                               8
            ------
      4.12. Action by Vote                                                       8
            --------------
      4.13. Action Without a Meeting                                             8
            ------------------------
      4.14. Participation in Meetings by Conference Telephone                    8
            -------------------------------------------------
      4.15. Compensation                                                         8
            ------------
      4.16. Removal or Resignation of Directors                                  8
            -----------------------------------
Section 5.  Notices                                                              9
            -------
      5.1.   Form of Notice                                                      9
             --------------

                                                                     Exhibit 3.2
                                                                     -----------

      5.2.  Waiver of Notice                                               9
            ----------------
Section 6.  Officers and Agents                                            9
            -------------------
      6.1.  Enumeration; Qualification                                     9
            --------------------------
      6.2.  Election                                                       9
            --------
      6.3.  Tenure                                                         9
            ------
      6.4.  Powers                                                        10
            ------
      6.5.  President                                                     10
            ---------
      6.6.  Vice President                                                10
            --------------
      6.7.  Secretary and Assistant Secretaries                           10
            -----------------------------------
      6.8.  Treasurer and Assistant Treasurers                            11
            ----------------------------------
      6.9.  Resignation and Removal                                       11
            -----------------------
      6.10. Vacancies                                                     11
            ---------
Section 7.  Capital Stock                                                 12
            -------------
      7.1.  Stock Certificates                                            12
            ------------------
      7.2.  Stock Issuances                                               13
            ---------------
      7.3.  Stock Transfers                                               13
            ---------------
      7.4.  Lost, Stolen or Destroyed Certificates                        13
            --------------------------------------
      7.5.  Record Date                                                   13
            -----------
Section 8.  General Provisions                                            14
            ------------------
      8.1.  Fiscal Year                                                   14
            -----------
      8.2.  Seal                                                          14
            ----
      8.3.  Dividends                                                     14
            ---------
      8.4.  Checks                                                        14
            ------
      8.5.  Voting of Securities                                          14
            --------------------
      8.6.  Evidence of Authority                                         14
            ---------------------
      8.7.  Interested Parties                                            14
            ------------------
      8.8.  Construction; Definitions                                     15
            -------------------------
      8.9   Provisions Additional to Provisions of Law                    15
            ------------------------------------------
      8.10. Provisions Contrary to Provisions of Law                      15
            ----------------------------------------
Section 9.  Amendment of By-Laws                                          15
            --------------------
      9.1.  By Board of Directors                                         15
            ---------------------
      9.2.  By Stockholders                                               15
            ---------------

                                                                     Exhibit 3.2
                                                                     -----------
Section 1.  Certificate of Incorporation and By-Laws.
            ----------------------------------------

      1.1.  Conflicts.  In the event of any conflict between the provisions of
            ---------
these by-laws and the provisions of the certificate of incorporation of Curis, Inc. (the "Corporation"), the provisions of the certificate of incorporation shall govern.

      1.2.  References.  In these by-laws, references to the certificate of
            ----------
incorporation and by-laws mean the provisions of the certificate of incorporation of the Corporation and these by-laws, respectively, as are from time to time in effect.

Section 2.  Offices.
            -------

      2.1.  Registered Office.  The registered office of the Corporation shall
            -----------------
places within or without the State of Delaware as the be as fixed in the certificate of incorporation of the Corporation.

      2.2.  Other Offices.  The Corporation may also have offices at such other
            -------------
board of directors may from time to time determine or the business of the Corporation may require.

Section 3.  Stockholders.
            ------------

      3.1.  Location of Meetings. All meetings of stockholders shall be held at
            --------------------
such places within or without the State of Delaware as shall be designated from time to time by the board of directors or the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or, if not so designated, at the principal office of the Corporation. Any adjourned session of any meeting shall be held at the place designated in the vote of adjournment.

      3.2.  Annual Meeting. The annual meeting of stockholders shall be held at
            --------------
10 A.M. on the second Wednesday in May in each year (unless that day shall be a legal holiday at the location where the meeting is to be held, in which case the meeting shall be held at 10 A.M. on the next succeeding day that is not a legal holiday) or at such other time and date as shall be designated from time to time by the board of directors or the President, at which the stockholders shall elect a board of directors and transact such other business as may be required by law or these by-laws or as may otherwise properly come before the meeting.

      3.3.  Special Meeting in Place of Annual Meeting. If the election of
            ------------------------------------------
directors shall not be held on the day designated by these by-laws, the board of directors shall cause the election to be held as soon thereafter as convenient. To that end, if the annual meeting is not held on the day provided in Subsection
3.2 or if the election of directors is not held at the annual meeting, a special meeting of the stockholders may be held in place of such omitted meeting or election and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting. In such case all references in these by-laws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting. Any such special meeting shall be called, and the purposes thereof shall be specified in the call, as provided in Subsection 3.4.

      3.4. Notice of Annual Meeting. Written notice of the annual meeting
           ------------------------
stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. Such notice may specify the business to be transacted and actions to be taken at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding capital stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all actions taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting. If mailed, notice shall be deemed to have been given when the notice is deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation. An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, any Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice.

      3.5. Other Special Meetings. Special meetings of the stockholders may be
           ----------------------
called for any purpose or purposes by the Chairman of the Board, the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the board of directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

      3.6. Notice of Special Meeting. Unless otherwise prescribed by law,
           -------------------------
written notice of each special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be deemed to have been given when the notice is deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation. An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, any Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice.

      3.7. Stockholder List. The officer who has charge of the stock record
           ----------------
books of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      3.8. Quorum of Stockholders. The holders of a majority of the shares of
           ----------------------
capital stock of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law, the certificate of incorporation or these by-laws. Except as otherwise provided by law, no stockholder present at a meeting may withhold shares owned by such stockholder from the quorum count by declaring those shares to be absent from the meeting.

      3.9. Adjournment. Any meeting of stockholders may be adjourned from time
           -----------
to time to any other
time and place at which a meeting of stockholders may be held under these by-laws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. If a quorum shall be present or represented at any adjourned meeting, any business may be transacted that might have been transacted at the original meeting. If the adjournment is for less than thirty days and the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, it shall not be necessary to notify any stockholder of the adjournment unless after the adjournment a new record date is fixed for the adjourned meeting. If the adjournment is for more than thirty days, the time and place of the adjourned meeting are not announced at the meeting at which adjournment is taken, or a new record date is fixed for the adjourned meeting after the adjournment, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      3.10. Proxy Representation. Any stockholder may authorize another person
            --------------------
or persons to act for such stockholder by proxy in all matters in which the stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or the stockholder's attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. Except as provided by law, a revocable proxy shall be deemed revoked if the stockholder is present at the meeting for which the proxy was given. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

      3.11. Inspectors. The directors or the person presiding at the meeting
            ----------
may, but need not, appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Before entering upon the discharge of the duties of inspector, each inspector shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of the inspector's ability. The inspectors, if any, shall (a) determine the number of shares of capital stock outstanding and the voting power of each, the shares of capital stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and (b) receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.

      3.12. Action by Vote. When a quorum is present at any meeting, whether an
            --------------
original or adjourned session, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes (or if there are two or more classes of capital stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the capital stock of that class) properly cast upon any question other than an election to an office shall decide such question, except when a larger vote is required by law, the certificate of incorporation or these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

      3.13. Nomination of Directors. Only persons who are nominated in
            -----------------------
accordance with the following procedures shall be eligible for election as directors. Nomination for election to the board of directors at a meeting of stockholders may be made by the board of directors or by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Subsection 3.13. Such nominations, other than those made by or on behalf of the board of directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than sixty days nor more than ninety days prior to such meeting; provided, however, that if less than seventy days' notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth: (a) as to each proposed nominee, (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the number of shares of each class and series of capital stock of the Corporation beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting may, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare at the meeting and the defective nomination shall be disregarded.

      3.14. Notice of Business at Annual Meetings. At an annual meeting of the
            -------------------------------------
stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the Corporation, the procedures in Subsection 3.13 must be complied with, and if such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the number of shares of each class and series of capital stock of the Corporation beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Subsection 3.14 and except that any stockholder proposal that complied with Rule 14a-8 (or any successor provision) under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Subsection 3.14. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting in accordance with the provisions of this Subsection 3.14, and if the chairman should so determine, the chairman shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

3.15. Organization. The Chairman of the Board or, in the absence thereof, the
      ------------
Chief Executive Officer (or if there is no Chief Executive Officer, the President) shall call meetings of stockholders to order and shall act as chairman of such meeting, provided, however, that the board of directors may appoint any stockholder to act as chairman of any meeting in the absence of the Chairman of the Board. The Secretary shall act as secretary at all meetings of the stockholders, but in the absence of the Secretary at any meeting of the stockholders, the chairman may appoint any person to act as secretary of the meeting.

Section 4.  Directors.
            ---------

      4.1. Powers. The business of the Corporation shall be managed by or under
           ------
the direction of the board of directors, which shall have and may exercise all the powers of the Corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

      4.2. Number. The number of directors that shall constitute the board of
           ------
directors shall be determined by resolution of the board of directors, but in no event shall be less than one. The number of directors may be increased or decreased at any time and from time to time by vote of a majority of the directors then in office, except that any such decrease shall only be made to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Subsection 4.3 of these by-laws. Directors need not be stockholders.

      4.3. Vacancies. Newly created directorships resulting from any increase in
           ---------
the number of directors and other vacancies may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of any such director's successor and to any such director's earlier death, resignation or removal.

      4.4. Classes of Directors. The board of directors shall be divided into
           --------------------
three classes, consisting of Class I, Class II and Class III. No class of directors shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class III and one of the extra directors shall be a member of Class II, except as otherwise may be provided from time to time by the board of directors.

      4.5. Terms of Office. Each director shall serve for a term ending on the
           ---------------
date of the third annual meeting following the annual meeting at which such director was elected; provided that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 2000, each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2001 and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2002 and provided further that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

      4.6.  Allocation of Directors Among Classes in the Event of Increases or
            ------------------------------------------------------------------
Decreases in the Number of Directors. In the event of any increase or decrease
------------------------------------
in the authorized number of directors, 1 each director then serving as such shall nevertheless continue as a director of the class of which he is a member and 2 the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to ensure that the classes have as nearly as possible the same number of directors. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the board of directors.

      4.7.  Committees. The board of directors may, by vote of a majority of the
            ----------
whole board: (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the Corporation, including the power to authorize the seal of the Corporation to be affixed to all papers that require it and the power and authority to declare dividends or to authorize the issuance of capital stock; excepting, however, such powers that by law, the certificate of incorporation or these by-laws the board is prohibited from so delegating. In the absence or disqualification of any member of a committee and such member's alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

      4.8.  Regular Meetings. Regular meetings of the board of directors may be
            ----------------
held without call or notice at such times and at such places, within or without the State of Delaware, as the board of directors may from time to time determine, provided that any director who was absent when such determination was made shall be given notice of the determination. A regular meeting of the directors may be held without call or notice immediately after and at the same place as an annual meeting of the stockholders.

      4.9.  Special Meetings. Special meetings of the board of directors may be
            ----------------
held at such times and at such places, within or without the State of Delaware, designated in a notice of the meeting, when called by the Chairman of the Board or the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or by two or more directors, reasonable notice thereof being given to each director by the Secretary, the officer or any of the directors calling the meeting.

      4.10. Notice. It shall be reasonable and sufficient notice to a director:
            ------
(a) to send notice by mail at least forty-eight hours, or by telegram, telex, facsimile or hand at least twenty-four hours, before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice, executed by the director before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to the director. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

      4.11. Quorum. Except as may be otherwise provided by law, the certificate
            ------
of incorporation or these by-laws, at any meeting of the board of directors a majority of the directors then in office shall constitute a quorum. A quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified, subject to the preceding sentence. Any meeting may be adjourned from time to time by a majority of the directors present at the meeting, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

      4.12. Action by Vote.  Except as may be otherwise provided by law, the
            --------------
certificate of incorporation or these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

      4.13. Action Without a Meeting. Any action required or permitted to be
            ------------------------
taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or such committee, as the case may be, consent to the action in writing, and the written consent is filed with the records of the meetings of the board or such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

      4.14. Participation in Meetings by Conference Telephone. Members of the
            -------------------------------------------------
board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

      4.15. Compensation. The board of directors shall have the authority to fix
            ------------
from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the Corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.

      4.16. Removal or Resignation of Directors. Directors may be removed only
            -----------------------------------
for cause by the affirmative vote of the holders of three-fourths of the shares of capital stock of the Corporation issued, outstanding and entitled to vote. Any director may resign at any time by delivering a resignation in writing to the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the Secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time and without in either case the necessity of its being accepted, unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

Section 5.  Notices.
            -------

      5.1. Form of Notice. Whenever, under the provisions of law, or of the
           --------------
certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at the director's or stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, facsimile, commercial delivery service, telex or similar means, addressed to such director or stockholder at the address thereof as such address appears on the records of the Corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the Corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

      5.2. Waiver of Notice. Whenever notice is required to be given under the
           ----------------
provisions of law, the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the board of directors need be specified in any written waiver of notice.

Section 6.  Officers and Agents.
            -------------------

      6.1. Enumeration; Qualification. The officers of the Corporation shall
           --------------------------
consist of a President, a Treasurer, a Secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint, including a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Chief Legal Officer and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful performance of the officer's duties to the Corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

      6.2. Election. The board of directors shall choose a President, a
           --------
Secretary and a Treasurer at the first meeting of the board following each annual meeting of stockholders. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

      6.3. Tenure. Except as otherwise provided by law, the certificate of
           ------
incorporation or these by-
laws, each officer shall hold office until a successor is elected and qualified, unless a shorter period shall have been specified in the vote approving the officer's election or appointment, or until the officer sooner dies, resigns or is removed. Each agent of the Corporation shall retain authority at the pleasure of the directors, or the officer by whom the agent was appointed or by the officer who then holds agent appointive power.

      6.4. Powers. Subject to law, the certificate of incorporation and these
           ------
by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to the officer's office and such additional duties and powers as the board of directors may from time to time designate.

      6.5. President. If there is no Chief Executive Officer, the President of
           ---------
the Corporation shall be the chief executive officer of the Corporation. The President shall, when and in the absence of a Chairman of the Board, preside at all meetings of the stockholders and at all meetings of the board of directors. The President may sign all authorized contracts in the name of the Corporation, shall have general charge and supervision of the business of the Corporation, subject to the control of the board of directors, and shall be the medium of communication of the board of directors and any board committee of reports, proposals and recommendations for their respective consideration or action. The President may sign certificates representing capital stock of the Corporation as provided in Subsection 7.1, and the President shall do and perform such other duties as may be assigned from time to time by the board of directors. All officers shall report to the President or according to the President's direction in respect of any matters within the President's jurisdiction. The board of directors may delegate from time to time certain or all of the aforesaid powers and responsibilities to the Chief Executive Officer, if any.

      6.6. Vice President. The Vice President, or if there shall be more than
           --------------
one, the Vice Presidents in the order determined by the board of directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. If a Vice President is designated as the chief operating officer of the Corporation, then such Vice President shall be deemed to be the most senior Vice President of the Corporation.

      6.7.  Secretary and Assistant Secretaries.
            -----------------------------------

            (a) The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the stockholders and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or the Chief Executive Officer (or if there is no Chief Executive Officer, the President), under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary.

            (b) The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the board of directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the board of directors may from time to time

                                                                     Exhibit 3.2
                                                                     -----------

      prescribe.

      6.8.  Treasurer and Assistant Treasurers.
            ----------------------------------

            (a) If there is no Chief Financial Officer, the Treasurer shall be the chief financial officer of the Corporation. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. The Treasurer shall disburse funds of the Corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer (or if there is no Chief Executive Officer, the President) and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all such officer's transactions as Treasurer and of the financial condition of the Corporation. If required by the board of directors, the Treasurer shall give the Corporation a bond (which shall be renewed as and when required) in such sum and with such surety and sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the Treasurer's office and for the restoration of the Corporation, in case of the Treasurer's death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation. The board of directors may delegate from time to time certain or all of the aforesaid powers and responsibilities to the Chief Financial Officer, if any.

            (b) The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

      6.9.  Resignation and Removal. Any officer may resign at any time by
            -----------------------
delivering a resignation in writing to the Chief Executive Officer (or if there is no Chief Executive Officer, the President), the Secretary or a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may, by a majority vote, at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no officer removed shall have any right to any compensation as such officer for any period following the officer's resignation or removal, or any right to damages on account of such removal, whether the officer's compensation be by the month or by the year or otherwise, unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

      6.10. Vacancies. The board of directors may fill any vacancy occurring in
            ---------
any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of the President, the Treasurer and the Secretary. Each such successor shall hold office for the unexpired term of the predecessor and until a successor is elected and qualified, or in each case until such officer sooner dies, resigns or is removed.

Section 7.  Capital Stock.
            -------------

      7.1.  Stock Certificates. Each stockholder shall be entitled to a
            ------------------
certificate stating the number and the class and the designation of the class and series, if any, of the shares held by the stockholder, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors. Such certificate shall be signed by, or in the name of the Corporation by, (a) the Chief Executive Officer, the President or a Vice President and (b) the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any of the signatures on the certificate may be facsimiles. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if the signatory were such officer, transfer agent, or registrar at the time of its issue.

      7.2. Stock Issuances. Unless otherwise voted by the stockholders and
           ---------------
subject to the provisions of the certificate of incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Corporation or the whole or any part of any unissued balance of the authorized capital stock of the Corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the board of directors in such manner, for such consideration and on such terms as the board of directors may determine.

      7.3. Stock Transfers. Subject to any restrictions with respect to the
           ---------------
transfer of shares of capital stock, shares of capital stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the board of directors or the transfer agent of the Corporation may reasonably require. Except as may be otherwise required by law, the certificate of incorporation or these by-laws, the Corporation shall be entitled to treat the record holder of capital stock as shown on its books as the owner of such capital stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such capital stock until the shares have been properly transferred on the books of the Corporation. It shall be the duty of each stockholder to notify the Corporation of the stockholder's post office address.

      7.4. Lost, Stolen or Destroyed Certificates. The board of directors may
           --------------------------------------
direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

      7.5. Record Date. In order that the Corporation may determine the
           -----------
stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed:

           (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

           (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and

            (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.

Section 8.  General Provisions.
            ------------------

      8.1.  Fiscal Year. The fiscal year of the Corporation shall begin on the
            -----------
first day of January and shall end on the last day of December in each calendar year.

      8.2.  Seal. The board of directors may, by resolution, adopt a corporate
            ----
seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

      8.3.  Dividends. Dividends upon the capital stock of the Corporation may
            ---------
be declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, property or shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

      8.4.  Checks. All checks or demands for money and notes of the Corporation
            ------
shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

      8.5.   Voting of Securities. Except as the directors may otherwise
             --------------------
designate, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or the Chief Legal Officer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for the Corporation (with or without power of substitution) at any meeting of stockholders of any other corporation or organization of which the Corporation holds securities.

      8.6.  Evidence of Authority. A certificate of the Secretary, an Assistant
            ---------------------
Secretary or a temporary Secretary as to any action taken by the stockholders, the board of directors or a committee thereof, or any officer or representative of the Corporation shall be conclusive evidence of such action as to all persons who rely on the certificate in good faith.

      8.7.  Interested Parties.
            ------------------

            (a) No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof that authorizes the contract or transaction, or solely because the vote of any such person is counted for such purpose, if:

            (1) the material facts as to the relationship or interest of the director or officer and the contract or transaction are disclosed or known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors do not constitute a quorum;

            (2) the material facts as to the relationship or interest of the director or officer and the contract or transaction are disclosed or known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
            (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

            (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof that authorizes the contract or transaction.

      8.8.  Construction; Definitions. Unless the context requires otherwise,
            -------------------------
the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these by-laws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular and the term "person" includes both a corporation and a natural person. The term "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

      8.9.  Provisions Additional to Provisions of Law. All restrictions,
            ------------------------------------------
limitations, requirements and other provisions of these by-laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to such provisions of law unless such compliance shall be illegal.

      8.10. Provisions Contrary to Provisions of Law. Any section, subsection,
            ----------------------------------------
subdivision, sentence, clause or phrase of these by-laws that, upon being construed in the manner provided in Section 8.9 of these by-laws, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provision of law shall remain in effect. Any such result shall not affect the validity or applicability of any other portion of these by-laws, it being hereby declared that these by-laws would have been adopted irrespective of the fact that any one or more sections, subsections, subdivisions, sentences, clauses or phrases of these by-laws is or are illegal.

Section 9.  Amendment of By-Laws.
            --------------------

      9.1.  By Board of Directors. These by-laws may be altered, amended, or
            ---------------------
repealed, or new by-laws may be adopted by, the affirmative vote of a majority of the directors present at any regular or special meeting of the board of directors at which a quorum is present.

      9.2.  By Stockholders. These by-laws may be altered, amended or repealed,
            ---------------
or new by-laws may be adopted by, the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation issued, outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting. Notwithstanding the foregoing or any other provision of law, the certificate of incorporation or these by-laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of three fourths of the shares of the capital stock of the Corporation issued, outstanding and entitled to vote shall be required for the stockholders to amend or repeal, or to adopt any provision inconsistent with, Subsections 3.5, 3.13 and 3.14, Section 4 or Section 9 of these by-laws.